UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2005

USHEALTH Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-8538 (Commission File Number)	73-1165000 (IRS Employer Identification No.)

3100 Burnett Plaza, 801 Cherry Street, Fort Worth, Texas 76102

(Address of Principal Executive Offices) (Zip Code)

(817) 878-3300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K consists of 4 pages. The Exhibit Index is on page 4.

Item 2.02	Results of Operations and Financial Condition.

The information contained in this Item 2.02, including the Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Attached hereto as Exhibit 99.1 is a copy of a press release of USHEALTH Group, Inc. dated August 2, 2005 reporting the Company’s financial results for the fiscal quarter ended June 30, 2005.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press Release of USHEALTH Group, Inc. dated August 2, 2005 announcing the Company's results for the fiscal quarter ended June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USHEALTH Group, Inc.

Dated: August 2, 2005	By: /s/ CYNTHIA B. KOENIG Cynthia B. Koenig Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

99.1	Press Release of USHEALTH Group, Inc. dated August 2, 2005 reporting the Company's financial results for the fiscal quarter ended June 30, 2005.

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